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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Waxman Industries, Inc. on Form S-8 of our report dated August 10, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of Waxman Industries, Inc. for the year ended June 30, 2001

                                      /s/  MEADEN & MOORE, LTD.
                                      Certified Public Accountants

Cleveland, Ohio
July 3, 2002